-------------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): May 24, 1999


                    CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of May 1, 1999, providing for the issuance of the CWMBS, INC., Mortgage Pass-Through Certificates, Series 1999-E).


                                  CWMBS, INC.
-------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


           Delaware                  333-72655                  95-4449516
-----------------------------       ------------            -------------------
(State of Other Jurisdiction        (Commission              (I.R.S. Employer
        of Incorporation)           File Number)            Identification No.)


               4500 Park Granada
              Calabasas, California                                 91302
       -----------------------------------                        ----------
              (Address of Principal                               (Zip Code)
                Executive Offices)

      Registrant's telephone number, including area code (818) 225-3240
                                                          -------------

-------------------------------------------------------------------------------

Item 5.   Other Events.
----      ------------

Filing of Computational Materials
---------------------------------

     In connection with the offering of the Mortgage Pass-Through
Certificates, Series 1999-E, Credit Suisse First Boston Corporation ("CSFB"), as Underwriter of the Underwritten Certificates, has prepared certain materials (the "CSFB Computational Materials") for distribution to its potential investors. Although the Company provided CSFB with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the CSFB Computational Materials.

For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The CSFB Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated May 27, 1999.









--------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated May 17, 1999 and the prospectus supplement dated May 24, 1999, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 1999-E.

Item 7.   Financial Statements, Pro Forma Financial
          -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

      99.1. CSFB Computational Materials filed on Form SE dated May 27, 1999.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CWMBS, INC.




                                         By: /s/ Celia Coulter
                                             --------------------------------
                                             Celia Coulter
                                             Vice President



Dated:    May 27, 1999

                                 Exhibit Index
                                 -------------



Exhibit                                                                 Page
-------                                                                 ----

99.1.     CSFB Computational Materials filed on Form SE dated
          May 27, 1999.

                                 EXHIBIT 99.1
                                 ------------

      CSFB Computational Materials filed on Form SE dated May 27, 1999.

                               BROWN & WOOD LLP
                            One World Trade Center
                           New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599




                                                               May 27, 1999


BY MODEM
---------
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549


         Re:  CWMBS, Inc.
              Mortgage Pass-Through Certificates,
              Series 1999-E
              -----------------------------------


Ladies and Gentlemen:

     On behalf of CWMBS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, the Company's Current Report on Form 8-K, for Computational Materials in connection with the above-referenced transaction.

                                           Very truly yours,

                                           /s/ Amy Sunshine

                                           Amy Sunshine




Enclosure